                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 NOVADIGM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 NOVADIGM, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                 NOVADIGM, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 24, 1998

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NOVADIGM, INC. (the "Company"), a Delaware corporation, will be held on Thursday, September 24, 1998 at 9:00 a.m., local time, at The Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California, for the following purposes:

     1. To elect four (4) directors to serve for the ensuing year and until their successors are duly elected and qualified.

     2. To amend the Company's 1992 Stock Option Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares.

     3. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending March 31, 1999.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on July 27, 1998 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                          Sincerely,

                                          Albion J. Fitzgerald
                                          Chairman of the Board and
                                          Chief Executive Officer

Mahwah, New Jersey
July 28, 1998
                            YOUR VOTE IS IMPORTANT.

  IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                 NOVADIGM, INC.
                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                      1998 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 24, 1998
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of NOVADIGM, INC. (the "Company") for use at the Annual Meeting of Stockholders to be held Thursday, September 24, 1998 at 9:00 a.m., local time (the "Annual Meeting"), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California. The Company's principal executive offices are located at One International Boulevard, Suite 200, Mahwah, New Jersey 07495 and its telephone number at that location is (201) 512-1000.

     These proxy solicitation materials and the Annual Report to Stockholders for the fiscal year ended March 31, 1998, including financial statements, will be first mailed on or about July 28, 1998 to all stockholders entitled to vote at the Annual Meeting.

PURPOSES OF THE ANNUAL MEETING

     The purposes of the Annual Meeting are to (1) elect four (4) directors to serve for the ensuing year and until their successors are duly elected and qualified; (2) amend the Company's 1992 Stock Option Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares; (3) ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending March 31, 1999; and (4) transact such other business as may properly come before the meeting or any adjournment thereof.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

     Stockholders of record at the close of business on July 27, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one authorized class of capital stock outstanding, designated Common Stock, $.001 par value. At the Record Date, 17,501,535 shares of the Company's Common Stock were issued and outstanding. For information regarding holders of more than 5% of the outstanding Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners." The closing sale price of the Company's Common Stock on the Nasdaq National Market on the Record Date was $3.938 per share.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

     Each holder of Common Stock is entitled to one vote for each share held as of the Record Date with respect to all matters that may be considered at the Annual Meeting. The cost of soliciting votes will be borne by the Company. Proxies may also be solicited by certain of the Company's directors, officers and regular employees without additional compensation, personally or by mail, telephone or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The Company intends to include abstentions and broker non-votes as present or represented for purpose of establishing a quorum for the transaction of business, to include abstentions as shares entitled to vote and to exclude broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the secretary of the Company at the Company's principal executive offices no later than March 17, 1999 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOUR NOMINEES LISTED BELOW.

     The name of and certain information regarding each nominee is set forth below. There are no family relationships among directors or executive officers of the Company, except as set forth below.

                   NAME                     AGE(1)                 PRINCIPAL OCCUPATION
                   ----                     ------                 --------------------
Albion J. Fitzgerald......................    50     Chairman of the Board of Directors and Chief
                                                     Executive Officer of the Company
Robert B. Anderson........................    43     Executive Vice President, Europe and Secretary of
                                                     the Company
H. Kent Petzold...........................    51     President and Chief Executive Officer, Cyclone
                                                     Software Corp.
Deborah Doyle McWhinney...................    43     Executive Vice President, Visa International,
                                                     Inc.

---------------
(1) As of June 30, 1998

     Mr. Fitzgerald co-founded the Company in February 1992, serving as Chairman since that time, and currently as Chief Executive Officer. Mr. Fitzgerald has previously served as Chief Technology Officer and as President. In May 1990, Mr. Fitzgerald founded Fitzgerald Associates, the Company's predecessor, and served as the chief architect in the development of EDM technology. From 1988 to 1990, Mr. Fitzgerald was Director of Advanced Technology for Pansophic Systems, Inc. ("Pansophic"), a manufacturer of systems and applications software. Mr. Fitzgerald founded and served as President of ASI/TeleMetrix. Inc. from 1985 to 1988, and was the chief architect of Teleview, a session manager product. Mr. Fitzgerald's brother-in-law is Wallace D. Ruiz, the Company's Chief Financial Officer, and Mr. Fitzgerald's brother is Joseph Fitzgerald, the Company's Vice President, Development.

     Mr. Anderson joined the Company in June 1992 and currently serves as Executive Vice President, Europe and Secretary and as a director. From 1990 to 1992, Mr. Anderson served as Senior Vice President at Stratagem, an investment banking firm specializing in mergers, acquisitions and divestitures in the software industry. Prior to Stratagem, Mr. Anderson was employed as a Vice President in the Corporate Finance Software Specialty Group at Sutro & Company, Inc., a financial services firm.

     Mr. Petzold has been a director of the Company since August 1992. From August 1992 to May 1995, Mr. Petzold served as the President and Chief Executive Officer of the Company. Mr. Petzold has been President and Chief Executive Officer of Cyclone Software Corp. since April 1998 and was a consultant to the software industry from June 1995 until April 1998. Prior to joining the Company, Mr. Petzold served as Senior Vice President and General Manager, Software Products Division of Pansophic from October 1990 to November 1991. From October 1985 to October 1990, Mr. Petzold was the President and Chief Executive Officer of Viasoft, Inc. Mr. Petzold also serves as a director of several privately held software companies.

     Ms. McWhinney has been a director of the Company since September 1997. Since December 1995, Ms. McWhinney has been an Executive Vice President of Visa International, Inc., a financial services company. Prior to joining Visa, Ms. McWhinney was with Bank of America Corporation, where she held several positions including, from 1986 to 1995, Senior Vice President, Bank of America Consumer Electronic Banking and Delivery. Ms. McWhinney is a director of the First Bank of Idaho.

REQUIRED VOTE

     The four nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of six meetings during the fiscal year ended March 31, 1998. No director, during the time he or she was a member of the Board of Directors, attended fewer than 75% of the aggregate of all meetings of the Board of Directors, or its committees on which he or she served which occurred during fiscal 1998. The Board has an Audit Committee, a Compensation Committee and a Stock Option Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors, (iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held two meetings during fiscal 1998. The Audit Committee currently consists of Directors McWhinney and Petzold.

     The Compensation Committee is responsible for (i) reviewing and approving the compensation and benefits for the Company's officers and other employees,
(ii) administering the Company's stock purchase and stock option plans, and
(iii) determining which eligible individuals (excluding nonemployee directors) receive grants thereunder and the size of such grants. The Compensation Committee held one meeting during fiscal 1998. The Compensation Committee currently consists of Directors McWhinney and Petzold.

     The Stock Option Committee is responsible for reviewing and approving grants of options to employees under the Company's 1992 Stock Option Plan. The Stock Option Committee acted 37 times by written consent during fiscal 1998. The Stock Option Committee currently consists of Directors Fitzgerald, Anderson and Petzold.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company, but are reimbursed for out-of-pocket expenses in connection with attendance at committee meetings. Nonemployee members of the Board of Directors receive $500 for each Board meeting attended and $500 for each meeting attended of a committee to the Board on which such director serves, in addition to reimbursement of expenses.

                                  PROPOSAL TWO

                      AMENDMENT TO 1992 STOCK OPTION PLAN

     At the Annual Meeting, the stockholders are being asked to approve the amendment of the Company's 1992 Stock Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares. The Board of Directors approved the amendment to the Plan in July 1998. As of June 30, 1998, options to purchase an aggregate of 2,709,527 shares of the Company's Common Stock were outstanding under the Plan with a weighted average exercise price of $4.97 per share, and 1,291,565 shares (excluding the 500,000 shares subject to stockholder approval at this Annual Meeting) were available for future grant. The Plan authorizes the Board of Directors to grant incentive and nonstatutory stock options to eligible employees, directors and consultants of the Company.

     The Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. Since inception, the Company has provided stock options as an incentive to its key employees and executives as a means to promote increased stockholder value. Management believes stock options are one of the prime methods of attracting and retaining key personnel responsible for the continued development and growth of the Company's business. In addition, stock options are considered a competitive necessity in the high technology industry.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Plan. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Stock represented and voting at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE PLAN.

     The essential terms of the Plan are summarized as follows:

  Purpose

     The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of the Company and to promote the success of the Company's business.

  Administration

     The Plan provides for administration by the Board of Directors of the Company or by a Committee of the Board. The Board or the committee appointed to administer the Plan are referred to in this description as the "Administrator." The Administrator determines the terms and conditions of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

  Eligibility

     The Plan provides that either incentive or nonstatutory stock options may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the Plan provides that nonstatutory stock options may be granted to non-employee directors and consultants of the Company or any of its designated subsidiaries. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options that are exercisable for the first time in any one calendar year. The Plan provides that a maximum of 500,000 shares may be granted to any one employee during any fiscal year of the Company. The Plan does not provide for a minimum number of option shares that may be granted to any one employee.

  Terms of Options

     Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

          (1) Exercise of the Option: The Administrator determines when options granted under the Plan may be exercised. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of (i) cash, (ii) check, (iii) promissory note, (iv) subject to certain conditions, delivery of already-owned shares of the Company's Common Stock, (v) authorization for the Company to retain that number of shares being exercised having a fair market value equal to the exercise price, (vi) pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes,
     (vii) delivery of an irrevocable subscription agreement to take and pay for the shares not later than 12 months after the date of delivery of the subscription agreement, or (viii) any combination of the foregoing methods or (ix) such other consideration as determined by the Administrator and as permitted by applicable laws. Options may be exercised at any time on or following the date the options are first exercisable. An option may not be exercised for a fraction of a share.

          (2) Option Price: The option price of all stock options under the Plan may not be less than the fair market value of the Common Stock on the date the option is granted; provided, however, that in the case of a stock option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant. For purposes of the Plan, fair market value is defined as the closing sale price per share of the Common Stock on the date of grant as reported on the Nasdaq National Market.

          (3) Termination of Employment or Consulting Relationship: The Plan provides that if the optionee's employment or consulting relationship with the Company is terminated for any reason, other than death, or disability, the period of time during which an option may be exercised following such termination is 30 days (or such other period as is determined by the Board, with such determination in the case of an incentive stock option being made at the time of grant and not exceeding 30 days). Options may be exercised only to the extent the options were exercisable on the date of termination and in no event later than the expiration of the term of the option.

          (4) Death: If an optionee should die, options may be exercised at any time within 12 months following the date of death (but in no event later than the expiration date of the option) by the Optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent the Optionee is entitled to exercise the option on the date of death.

          (5) Disability: If an optionee's employment is terminated due to a disability, options may be exercised at any time within six months from the date of such termination (but in no event later than the expiration date of the option), but only to the extent that the options were exercisable on the date of termination of employment.

          (6) Termination of Options: On and after June 4, 1998, the term of each option shall be the term stated in the option agreement or in an amendment thereto, up to a maximum of 10 years from the date of grant (even with respect to options granted prior to June 4, 1998 that are amended in writing); provided, however, that with respect to options granted to officers and directors, the option term shall be no more than five years from the date of grant or such shorter term as may be provided in the option agreement.

          (7) Nontransferability of Options: An option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the optionee, only by the optionee.

  Adjustment Upon Changes in Capitalization

     In the event any change, such as a stock split, stock dividend, reclassification or combination, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, all outstanding options may either be assumed or an equivalent option may be substituted by the surviving entity or, if such options are not assumed or substituted, such options shall terminate. In the event of a proposed dissolution or liquidation of the Company, the Board shall notify optionees 15 days prior to such proposed action. To the extent that an option has not been previously exercised it will terminate immediately prior to the consummation of such proposed action.

  Amendment and Termination

     The Board of Directors may amend the Plan at any time or from time to time or may terminate it without approval of the stockholders. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Plan without the consent of the optionee. In any event, the Plan will terminate in June 2002. In addition, to the extent necessary and desirable to comply with federal securities laws or tax laws (or any requirements of the National Association of Securities Dealers, Inc. or an established stock exchange), the Company must obtain stockholder approval of any plan amendment.

  Tax Information

     Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

  Participation in the Plan

     The grant of options under the Plan to executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Plan. Accordingly, future awards are not determinable.

     The section entitled "Executive Compensation and Other Matters -- Option Grants in Last Fiscal Year" provides information with respect to the grant of options under the Plan to the Named Executive Officers during fiscal 1998. During fiscal 1998, all current executive officers as a group and all other employees as a group were granted options to purchase 400,000 shares and 874,750 shares, respectively, under the Plan. Non-employee directors as a group were granted options to purchase 50,000 shares under the Plan in 1998.

                                 PROPOSAL THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Arthur Andersen LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 1999 and recommends that stockholders vote for ratification of such appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the, Board feels that such a change would be in the best interests of the Company and its stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Arthur Andersen LLP has audited the Company's financial statements annually since the Company's inception in 1992. Representatives of Arthur Andersen LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of June 30, 1998 for the following:
(i) each person or entity known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) each of the Named Executive Officers (as defined below) and
(iv) all directors and executive officers as a group:

                                                   SHARES BENEFICIALLY         PERCENTAGE
               BENEFICIAL OWNER(1)                      OWNED(2)           BENEFICIALLY OWNED
               -------------------                 -------------------    ---------------------
Albion J. Fitzgerald(3)..........................       3,581,250                 20.5%
Joseph J. Fitzgerald.............................       1,439,717                  8.2%
Robert B. Anderson...............................         655,069                  3.7%
H. Kent Petzold(4)...............................         356,834                  2.0%
Wallace D. Ruiz(5)...............................         137,123                    *
Stuart A. Jacobson(6)............................          37,131                    *
Deborah Doyle McWhinney(7).......................          27,500                    *
All directors and executive officers as a group
  (8 persons)(8).................................       6,338,650                 35.6%

---------------
 *  Less than one percent.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. Each such person's address is c/o Novadigm, Inc., One International Blvd., Suite 200, Mahwah, NJ 07495.

(2) Includes shares which could be acquired upon exercise of options if such options are exercisable within 60 days after June 30, 1998. Beneficial ownership percentage is based on 17,470,823 shares outstanding as of June 30, 1998.

(3) Excludes 870,000 shares held by Shannon L. Ruiz, Albion J. Fitzgerald's spouse, as to which Mr. Fitzgerald disclaims beneficial ownership.

(4) Includes options exercisable into an aggregate of 33,334 shares pursuant to an option agreement between Mr. Petzold and a certain stockholder of the Company.

(5) Includes 123,958 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of June 30, 1998 under the Company's 1992 Stock Option Plan.

(6) Mr. Jacobson resigned from the Company effective April 6, 1998.

(7) Includes 25,000 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of June 30, 1998 under the Company's 1992 Stock Option Plan.

(8) Includes options exercisable for 290,415 shares of Common Stock under the Company's 1992 Stock Option Plan and options exercisable by H. Kent Petzold for 33,334 shares of Common Stock pursuant to an agreement with a certain stockholder of the Company.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

                           SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer and each of the other four most highly compensated executive officers who received in excess of $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning compensation awarded to, earned by or paid for services to the Company in all capacities during the fiscal years ended March 31, 1998, 1997 and 1996.

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                           ------------
                                                                            NUMBER OF
                                                    ANNUAL COMPENSATION     SECURITIES      ALL OTHER
                                           FISCAL   --------------------    UNDERLYING     COMPENSATION
       NAME AND PRINCIPAL POSITION          YEAR    SALARY($)    BONUS       OPTIONS          ($)(1)
       ---------------------------         ------   ---------   --------   ------------    ------------
Albion J. Fitzgerald.....................   1998    $160,000    $     --          --          $   --
  Chairman of the Board and                 1997     160,000          --          --              --
  Chief Executive Officer                   1996     160,000          --          --              --
Robert Anderson..........................   1998     160,000     150,000          --              --
  Executive Vice President, Europe          1997     160,000     100,000          --              --
  and Secretary                             1996     139,167          --          --              --
Joseph J. Fitzgerald.....................   1998     160,000          --          --              --
  Vice President, Development               1997     125,000          --          --              --
                                            1996     125,000          --          --              --
Stuart A. Jacobson(2)....................   1998     179,167     150,000          --              --
  Executive Vice President, North           1997     175,000          --     260,000(3)           --
  America Operations                        1996     120,000     150,000     100,000              --
Wallace D. Ruiz..........................   1998     165,000      16,000          --           1,038
  Vice President, Chief Financial           1997     165,000          --     175,000(4)        1,038
  Officer and Treasurer                     1996     146,875          --     140,000           1,038

---------------
(1) Represents term life insurance premiums paid by the Company.

(2) Mr. Jacobson resigned from the Company effective April 6, 1998.

(3) Includes options to purchase an aggregate of 200,000 shares of Common Stock which were granted to Mr. Jacobson in connection with the Company's option repricing program in exchange for options that had a higher exercise price.

(4) Includes options to purchase an aggregate of 140,000 shares of Common Stock which were granted to Mr. Ruiz in connection with the Company's option repricing program in exchange for options that had a higher exercise price.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The Company did not grant to the Named Executive Officers any options to purchase the Company's Common Stock during the fiscal year ended March 31, 1998.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

     The following table shows stock options exercised by Named Executive Officers during fiscal year 1998, including the aggregate value of gains on the date of the exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of fiscal year-end. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Company's Common Stock.

                                                             NUMBER OF SECURITIES
                                                                  UNDERLYING               VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                   SHARES                      AT MARCH 31, 1998           AT MARCH 31, 1998(1)
                                ACQUIRED ON     VALUE     ---------------------------   ---------------------------
             NAME               EXERCISE (#)   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----               ------------   --------   -----------   -------------   -----------   -------------
Albion J. Fitzgerald..........      --           --              --             --          --             --
Robert Anderson...............      --           --              --             --          --             --
Joseph J. Fitzgerald..........      --           --              --             --          --             --
Stuart A. Jacobson(2).........      --           --         154,999        210,001          --             --
Wallace D. Ruiz...............      --           --         105,730         69,270          --             --

---------------
(1) Based on the closing price of the Company's Common Stock on March 31, 1998 of $3.4375, less the exercise price of the option.
(2) Mr. Jacobson resigned from the Company effective April 6, 1998. All of Mr. Jacobson's options terminated unexercised on May 6, 1998.

EMPLOYMENT CONTRACTS AND CHANGE-OF-CONTROL ARRANGEMENTS

     In October 1996, the Company entered into a letter agreement with Stuart A. Jacobson, Executive Vice President, North America Operations, pursuant to which any unvested options held by Mr. Jacobson will accelerate and vest upon the occurrence of a change in control. In February 1998, the Company and Mr. Jacobson entered into an agreement pursuant to which the Company paid to Mr. Jacobson $150,000 as an advance on his bonus for the fiscal year ending March 31, 1998. In connection with the termination of Mr. Jacobson's employment, in April 1998, the Company and Mr. Jacobson entered into a Separation Agreement and Mutual Release pursuant to which the Company agreed (i) to pay Mr. Jacobson his base salary for a period of six months from the date of termination, (ii) to extend and pay for, Mr. Jacobson (and his dependents) participation in the Company's health insurance plan for a period of six months from the date of termination, and (iii) to waive its rights to reimbursement of the bonus advance in the amount of $150,000. Pursuant to the Separation Agreement and Mutual Release, Mr. Jacobson agreed for a period of twelve months not to solicit employees of the Company and not to contract with or be employed by any entity that competes with the Company in the field of software development, sales and distribution.

     In February 1998, the Company entered into an offer letter with Michael Carabetta, the Company's President and Chief Operating Officer, pursuant to which, in the event the Company terminates Mr. Carabetta's employment without cause, Mr. Carabetta will be entitled to receive an amount equal to 25% of the bonus he would have earned had he been employed by the Company at the end of the year for each completed quarter in which quarterly objectives were achieved. In addition, if Mr. Carabetta's employment is terminated by the Company without cause during the first three years of employment or Mr. Carabetta dies while employed by the Company, Mr. Carabetta, or his survivors in the case of death, will be entitled to exercise an option to purchase 100,000 shares plus up to 1/48 of the amount of the initial grant for each completed month of employment. In addition in the event that Mr. Carabetta's employment is terminated as a result of Involuntary or Constructive Termination other than for Cause at any time during the period beginning 30 days before and ending 12 months after a change of control, the vesting of Mr. Carabetta's stock options shall accelerate in full.

     In addition, in April 1997, the Company entered into employment agreement with Wallace D. Ruiz, Chief Financial Officer and Treasurer, pursuant to which Mr. Ruiz is entitled to receive an annual base salary of $165,000, subject to any increases as the Board of Directors shall authorize from time to time in connection with an annual review, plus additional variable compensation under the Company's executive compensation plan. Subject to certain limitations, Mr. Ruiz's employment agreement provides that if he is terminated at any time during the period beginning 90 days before and ending 12 months after a Change of Control (the "Change of Control Period") then he shall be entitled to receive, in the case of an Involuntary or Constructive Termination other than for cause or as a result of his death or disability, severance pay in an amount equal to 50% of his base compensation plus a pro rata share of the bonus and commissions that he would have earned had he been employed by the Company at the end of the year in which termination occurred and, in the case of death or disability, such other benefits, if any, as may then be established under the Company's then-existing benefit plans. In addition, any unvested options held by him prior to termination shall (i) in the case of Involuntary or Constructive Termination other than for cause, accelerate and become exercisable in full or (ii) in the case of death or disability, accelerate and become exercisable as to that number of additional shares that would have vested if he had remained continuously employed for a period of six months following such termination and shall remain exercisable for the period prescribed in the stock option agreements. If Mr. Ruiz voluntarily resigns from the Company or if the Company terminates Mr. Ruiz's employment for cause, he shall not be entitled to receive severance or other benefits except for those, if any, as may be established under the Company's benefit plans as existing at the time of termination.

     For the purposes of Mr. Ruiz's employment agreement and Mr. Carabetta's offer letter, a Change of Control shall mean the occurrence of any of the following: (i) any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; (ii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50% of the total voting power of the surviving entity immediately after such merger or consolidation and, or (iii), in the case of Mr. Ruiz's agreement only, a change in the composition of the Board of Directors occurring within a two-year period as a result of which fewer than a majority of the directors are Incumbent Directors (as defined in the employment agreement).

     Involuntary or Constructive Termination is defined in Messrs. Carabetta's and Ruiz's agreements to mean (i) without the executive's express written consent, the assignment to the executive of any duties or the significant reduction of the executive's duties, either of which is inconsistent with the executive's position with the Company and responsibilities in effect immediately prior to such assignment, or the removal of the executive from such position and responsibilities; (ii) without the executive's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites available to the executive immediately prior to such reduction;
(iii) a reduction by the Company in the base compensation of the executive as in effect immediately prior to such reduction; (iv) a material reduction by the Company in the kind or level of employee benefits to which the executive is entitled immediately prior to such reduction with the result that the executive's overall benefits package is significantly reduced; (v) any purported termination of the executive by the Company which is not effected for disability or for cause, or any purported termination for which the grounds relied upon are not valid; (vi) the failure of the Company to obtain the assumption of the employment agreement by any successors; or (vii) without the executive's express written consent, any relocation of his job or office more than 40 miles from the then current job or office.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In March 1997, the Company lent William Fitzgerald $94,717 evidenced by a promissory note. Mr. Fitzgerald is an employee of the Company and the brother of Albion Fitzgerald, the Chief Executive Officer of the Company. The promissory note was due and is being repaid with scheduled payments and continues to bear interest at a rate of 5.83%. The loan is secured by 35,000 shares of Common Stock of the Company owned by Mr. Fitzgerald.

     In July 1996, the Company loaned to Robert B. Anderson, the Company's Executive Vice President and a director, the aggregate amount of $226,450. This note bears interest at the rate of 6.04% per annum, is secured by shares of the Company's Common Stock and is due and payable July 21, 2000. In addition, in January 1997, the Company loaned Mr. Anderson $38,000. This note also bears interest at a rate of 6.04% per annum and is due and payable July 21, 2000.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file. Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during fiscal 1998 all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with.

                    REPORT OF THE COMPENSATION COMMITTEE OF
                THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

INTRODUCTION

     Prior to the Company's initial public offering that was completed in July 1995, the Board of Directors was primarily responsible for establishing and administering the Company's compensation policies. In this role, and consistent with the Company's status as a privately held corporation, the Board determined the Chief Executive Officer's salary directly and reviewed and approved employment compensation matters for other management personnel. The Board of Directors, through a Stock Option Committee consisting at that time of two directors who were also executive officers of the Company, also administered the Company's 1992 Stock Option Plan.

     The Compensation Committee of the Board of Directors (the "Committee") was established in May 1995 and is composed only of outside directors. The Compensation Committee currently consists of H. Kent Petzold and Deborah Doyle McWhinney. In general, the Committee is responsible for reviewing and recommending for approval by the Board of Directors the Company's compensation practices, including executive salary levels and variable compensation programs. With respect to the compensation of the Company's Chief Executive Officer, the Committee reviews and submits to the Board for approval the various elements of the Chief Executive Officer's compensation. With respect to other executive officers, the Committee reviews the recommendations for such individuals presented by the Chief Executive Officer and the basis therefor and approves or modifies the compensation packages for such individuals. Base salary levels for executive officers of the Company are generally established at or near the start of each fiscal year, and final bonuses for executive officers are determined at the end of each fiscal year based upon such individual's performance and the performance of the Company.

EXECUTIVE COMPENSATION

     The Company has a compensation program which consists of two principal components: cash-based compensation, both fixed and variable, and equity-based compensation. These two principal components are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term and long-term success of the Company.

  Cash-based compensation.

     Base salary -- The salaries of each of the executive officers (other than the Chief Executive Officer) for the year ended March 31, 1998 were approved by the Board of Directors, upon the recommendation of the Chief Executive Officer.

     Bonuses -- The Company has a discretionary bonus pool pursuant to which members of senior management, including the Company's executive officers, may receive annual cash bonuses. The purpose of the bonuses is to motivate senior management to perform to the best of their abilities in order to enhance stockholder value through the achievement of corporate objectives. For the fiscal year-ended March 31, 1998, the allocation of the bonus pool was determined by the Chief Executive Officer, with the exception of his own bonus, based upon subjective factors.

  Equity-based compensation

     Stock options -- Stock options are periodically granted to provide additional incentive to executives and other key employees to maximize long-term total return to the Company's stockholders. Options generally vest over a four year period to encourage option holders to continue in the employ of the Company. The exercise price of options is the market price on the date of grant, ensuring that the option will acquire value only to the extent that the price of the Company's Common Stock increases relative to the market price at the date of grant.

     Option grants to executive officers will be determined by the Compensation Committee, in its discretion, or in some cases by the Stock Option Committee, subject to the oversight of the Compensation Committee. In making its determination, the Compensation Committee intends to consider the executive's position at the Company, such executive's individual performance, the number of options held (if any) and any other factors that the Compensation Committee may deem relevant.

CHIEF EXECUTIVE OFFICER COMPENSATION

     During the year ended March 31, 1998, Mr. Fitzgerald received a base salary approved by the Board of Directors upon the recommendation of the Compensation Committee. This salary represented no increase from the base salary received by Mr. Fitzgerald for the prior fiscal year. The Compensation Committee recommended that no bonus be awarded to the Chief Executive Officer for this fiscal year. The Board believed that Mr. Fitzgerald, as Chief Executive Officer, significantly and directly influenced the Company's overall performance.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162 of the Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly-compensated executive officers. The Company may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). Based on the Company's current compensation plans and policies and proposed regulations interpreting this provision of the Code, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction for executive compensation.

SUMMARY

     The Compensation Committee of the Board of Directors intends that its compensation program shall be fair and motivating and shall be successful in attracting and retaining qualified employees and in linking compensation directly to the Company's success. The Compensation Committee intends to review this program on an ongoing basis to evaluate its continued effectiveness.

                                          THE COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Deborah Doyle McWhinney
                                          H. Kent Petzold

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return with those of the Nasdaq Stock Market -- U.S. Index and the Hambrecht & Quist Technology Index. The graph assumes that $100 was invested on July 14, 1995 (the effective date of the Company's initial public offering) in (i) the Company's Common Stock, (ii) the Nasdaq Stock Market (U.S.) Index and (iii) the Hambrecht & Quist Technology Index, including reinvestment of dividends. Note that historic stock price performance is not necessarily indicative of future stock price performance.

             COMPARISON OF THIRTY-TWO MONTH CUMULATIVE TOTAL RETURN
           AMONG NOVADIGM, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE HAMBRECHT & QUIST TECHNOLOGY INDEX

        MEASUREMENT PERIOD                                NASDAQ STOCK
      (FISCAL YEAR COVERED)             NOVADIGM          MARKET (U.S.)      H&Q TECHNOLOGY
7/14/95                                    100                 100                 100
3/31/96                                    101                 111                  99
3/31/97                                     28                 123                 116
3/31/98                                     23                 187                 172

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: July 28, 1998

                                 NOVADIGM, INC.

                             1992 STOCK OPTION PLAN(1)


         1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Outside Directors, Consultants and Employees of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under this Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

                  (e) "Company" means Novadigm, Inc., a Delaware corporation.

                  (f) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services; the term Consultant shall not include directors.

                  (g) "Continuous Status as an Employee, Consultant or Outside Director" means the absence of any interruption or termination of the employment relationship or status as an Employee, Consultant or Outside Director, Consultant by the Company or any Subsidiary. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other



--------
(1) As amended effective July 24, 1998.

personal leave; provided, however, that for purposes of Incentive Stock Options, such leave is for a period of not more than ninety (90) days, unless reemployment, in the case of an Employee, upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) in the case of transfers of an Employee between locations of the Company or between the Company, its Subsidiaries or its successor.

                  (h) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (i) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

                  (j) "Fair Market Value" means, as of any date, the value of Stock determined as follows:

                      (i) If the Stock is listed on any established United States stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Stock;

                      (iii) If the Stock is listed on the Vancouver Stock Exchange (but not on any established United States stock exchange or NASDAQ), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                      (iv) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (k) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.


                  (l) "Insider" means

                      (i) director or executive or senior officer of the Company,

                      (ii) a director or executive or senior officer of a Subsidiary,

                      (iii) a person that has (A) direct or indirect beneficial ownership of, (B) control or direction over, or (C) a combination of (A) and (B) over securities of the Company carrying more than 10% of the voting rights attached to all the issuer's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution, or

                      (iv) the Company itself where it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities.

                  (m) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (n) "Officer" means an individual designated as an officer pursuant to the Company's by-laws or is otherwise designated an officer by the Company.

                  (o) "Option" means a stock option granted pursuant to the Plan.

                  (p) "Optioned Stock" means the Stock subject to an Option.

                  (q) "Optionee" means an Outside Director or Employee who receives an Option.

                  (r) "Outside Director" means a member of the Board of Directors of the Company who is not an employee of the Company or a Subsidiary.

                  (s) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (t) "Plan" means this 1992 Stock Option Plan.

                  (u) "Share" means a share of the Stock, as adjusted in accordance with Section 12 of the Plan.

                  (v) "Stock" means the Common Stock of the Company.

                  (w) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares of Stock which may be optioned and sold under the Plan is 5,200,000. The shares may be authorized, but unissued, or reacquired Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of the Plan.

                  (a) Administration With Respect to Directors and Officers. With respect to grants of Options to Outside Directors and Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                  (b) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

                  (c) Administration With Respect to Other Employees. With respect to grants of Options to Consultants or Employees who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the applicable legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate and securities laws, the securities laws of British Columbia, and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                  (d) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                      (i) to determine the Fair Market Value of the Stock, in accordance with Section 2(i) of the Plan;

                      (ii) to select the Outside Directors, Consultants and Employees to whom Options may from time to time be granted hereunder;

                      (iii) to determine whether and to what extent Options are granted hereunder;

                      (iv) to determine the number of shares of Stock to be covered by each such award granted hereunder;

                      (v) to approve forms of agreement for use under the Plan;

                      (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the exercise price, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                      (vii) to determine whether and under what circumstances an Option may be bought-out for cash under subsection 9(e);

                    (viii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

                      (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Stock covered by such Option shall have declined since the date the Option was granted, provided that if and for so long as the Stock is listed on the Vancouver Stock Exchange, such reductions shall be approved in accordance with applicable policies of the Vancouver Stock Exchange.

                  (e) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

        5. Eligibility.

                  (a) Nonstatutory Stock Options may be granted to Outside Directors, Consultants and Employees. Incentive Stock Options may be granted only to Employees.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of Optionee's status as an Outside Director or Consultant or of his employment relationship with the Company, as the case may be, nor shall it interfere in any way with his right or the Company's right to terminate his status as an Outside Director or Consultant or of his employment relationship at any time, with or without cause.

                  (e) The following limitations shall apply to grants of Options to Employees:

                      (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

                      (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12(a).

                      (iii) If an Option is cancelled (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect until June 9, 2002 unless sooner terminated under Section 14 of the Plan.

         7. Term of Option. On and after June 4, 1998, the term of each Option shall be the term stated in the Option Agreement or in amendments thereto, up to a maximum of ten (10) years from the date of grant (even with respect to Options granted prior to June 4, 1998 that are amended in writing); provided, however, that with respect to all Options granted to Officers and Directors, the Option term shall be no more than five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

        8. Option Exercise Price and Consideration.

                  (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                      (i) In the case of an Incentive Stock Option

                           (A) If granted to an Employee who, at the time of
the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                           (B) If granted to any other Employee, the per

Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                      (ii) In the case of a Nonstatutory Stock Option

                           (A) granted to a person who, at the time of the grant
of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                           (B) granted to any person, the per Share exercise
price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory notes, (4) other shares of the Company's capital stock which (x) in the case of shares of the Company's capital stock acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

        9. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the

Plan. An Option may not be exercised for a fraction of a Share.

                      An Option shall be deemed to be exercised, and the Optionee deemed to be a shareholder of the shares being purchased upon exercise, when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.

                      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Relationship. In the event of termination of an Optionee's Continuous Status as an Employee, Consultant or Outside Director with the Company for any reason, such Optionee may, but only within thirty (30) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding thirty (30) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee, Consultant or Outside Director as a result of his or her disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

                  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Option shall terminate.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Outside Director or Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         13. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the Securities Act of British Columbia and the regulations promulgated thereunder (if applicable), and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                 NOVADIGM, INC.

                  PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of NOVADIGM, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 28, 1998, and hereby appoints Albion J. Fitzgerald and Wallace D. Ruiz and each of them proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of NOVADIGM, INC., to be held on Thursday, September 24, 1998 at 9:00 a.m., local time, at The Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California, and any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

1.       Election of directors:

         Nominees: Albion J. Fitzgerald, Robert B. Anderson, H. Kent Petzold, Deborah McWhinney

         [ ] FOR all nominees listed (except as marked to the contrary below)

         [ ] WITHHOLD AUTHORITY to vote for all nominees listed above


         _______________________________________________________________________

         INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee(s) name(s) on the line above.

2. Proposal to amend the Company's 1992 Stock Option Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares.

               [ ] FOR         [ ] AGAINST          [ ] ABSTAIN


3. Proposal to ratify the appointment of Arthur Anderson LLP as independent auditors for the fiscal year ending March 31, 1999.

               [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other matter(s) that may properly come before the meeting and at any adjournment(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSON LLP AS INDEPENDENT AUDITORS FOR THE 1999 FISCAL YEAR.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.


Dated: __________________________________


_________________________________________
               Signature


_________________________________________
               Signature

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.).